U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): October 24, 2006

                        Commission File Number: 000-31987

                              TEXHOMA ENERGY, INC.
                 (Name of Small Business Issuer in its Charter)

               NEVADA                                    20-4858058
   (State or other jurisdiction of                     (IRS Employer
    incorporation or organization)                   Identification No.)

               2200 POST OAK BLVD. SUITE 340 HOUSTON, TEXAS 77056
                    (Address of principal executive offices)

                                 (713) 457-0610
                            (Issuer Telephone Number)

    Check  the  appropriate  box   below   if  the  Form  8-K  is   intended  to
simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 8.01 OTHER EVENTS.

On October 24, 2006, Texhoma Energy, Inc. ("we", "us", and "our") issued a press release to update investors on the status of our efforts to refile our previously filed quarterly reports in connection with the revised GAAP accounting of the previous operations of our drilling venture in Thailand, of which we currently hold no interests and to become current in our filings with the Commission. The release also detailed our current ownership of oil and gas properties, which properties are summarized below:

     1.   Louisiana  Production:  We  have  working interests varying from 7.42%
          ---------------------
          to 11.76% in three producing properties: the Barnes Creek Field, the Intracoastal City Field which produces also gas and the Edgerly field which produces oil. All of these properties are located in Louisiana

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          and  for  the  month  of  June  2006,  net  production  to  us  of  49 barrels  of  oil  per  day  (BOPD) and 373 thousand cubic feet per day
          was   recorded.   Net   remaining   reserves   of   these  fields  are
          estimated  by independent engineers at 210 thousand barrels (MBLS) of
          oil  and  0.6  billion  cubic  feet  (BCF)  of  gas.  The   properties
          described above are owned by Texaurus Energy, Inc., our wholly owned subsidiary, which has received funding from Laurus Master Fund, Ltd.

     2.   Texas Drilling:  This  year  we  plan  to  participate in the drilling
          --------------
          of four wells, specifically in the Buck Snag Field in Colorado County, TX, and the Sandy Point Field and the Manvel Field both in Brazoria County, TX. The No. 1 Schiurring well that was recently completed and reported as being a dual gas discovery has developed mechanical problems causing excessive water production and has now been plugged and abandoned.

     3.   Louisiana  Exploration:  As  announced  last  week,  we  have  a  16%
          -----------------------
          Working Interest in the Bayou Choctaw Project which has Proven Undeveloped Reserves in addition to exploration targets. Our interest in the Clovelly project is 11% and, as with the Bayou Choctaw project, the Clovelly project has both Proven Undeveloped reserves and exploration aspects. A recent well drilled on the Clovelly South prospect (the Allain Lebreton No.2 well) had to be plugged and abandoned due to drilling tools that became stuck in the well when a heavy drilling fluid was required to control the gas inflow into the well. Both projects will be pursued with drilling in 2007.

In summary, we are receiving cashflow from our producing properties and are focused on projects in the Louisiana and Texas Gulf coast area to build our reserve base. As a matter of normal business planning, we have a number of new projects and acquisitions under review, all of which are located in our area of geographic focus.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.    Description
-----------    -------------------------------------
99.1*          Press Release Issued October 24, 2006

* Filed herewith.


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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXHOMA ENERGY, INC.
--------------------

October 24, 2006

/s/  Max E. Maxwell
--------------------
Max E. Maxwell,
President

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